EXHIBIT 32.2
Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Wendy J.B. Young, the Chief Financial Officer of F&G Annuities & Life, Inc. (the “Company”), hereby certifies, that, to her knowledge:
1.The Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
[SIGNATURE PAGE FOLLOWS]

Date: February 27, 2023

__/s/ Wendy J.B. Young Name: Wendy J.B. Young Title: Chief Financial Officer